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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) September 4, 2002



                         Federal Realty Investment Trust
                         -------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                      1-07533                52-0782497
  --------------------------         ------------            -------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


  1626 East Jefferson Street, Rockville, Maryland                20852-4041
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  (Address of principal executive offices)                       (Zip Code)


         Registrant's telephone number including area code: 301/998-8100
                                                            ------------

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Item 5.           Other Events

                  Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data.

                  99       Letter to Shareholders dated August 29, 2002



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FEDERAL REALTY INVESTMENT TRUST


                                         /s/ Larry E. Finger

Date:    September 4, 2002               _________________________________
                                         Larry E. Finger
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer

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